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Scudder Flag Investors Value Builder Fund

Annual Report

March 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Directors and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Flag Investors Value Builder Fund	Nasdaq Symbol	CUSIP Number
Class A	FLVBX	81114E 102
Class B	FVBBX	81114E 201
Class C	FVBCX	81114E 300
Institutional Class	FLIVX	81114E 409

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Flag Investors Value Builder Fund	1-Year	3-Year	5-Year	10-Year
Class A	-21.32%	-5.62%	-.64%	8.60%
S&P 500 Index++	-24.76%	-16.09%	-3.77%	8.53%
Blended Index+++	-11.67%	-6.40%	.91%	8.06%
Scudder Flag Investors Value Builder Fund	1-Year	3-Year	5-Year	Life of Class**
Class B	-21.94%	-6.35%	-1.40%	8.98%
S&P 500 Index++	-24.76%	-16.09%	-3.77%	9.69%
Blended Index+++	-11.67%	-6.40%	.91%	9.28%

Scudder Flag Investors Value Builder Fund	1-Year	3-Year	Life of Class***
Class C	-21.96%	-6.33%	-1.67%
S&P 500 Index++	-24.76%	-16.09%	-3.81%
Blended Index+++	-11.67%	-6.40%	.92%

Scudder Flag Investors Value Builder Fund	1-Year	3-Year	5-Year	Life of Class****
Institutional Class+	-21.16%	-5.41%	-.41%	7.57%
S&P 500 Index++	-24.76%	-16.09%	-3.77%	7.01%
Blended Index+++	-11.67%	-6.40%	.91%	7.41%

Sources: Lipper Inc. and Investment Company Capital Corporation

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/03	$ 16.75	$ 16.75	$ 16.76	$ 16.91
3/31/02	$ 21.87	$ 21.80	$ 21.82	$ 22.08
Distribution Information: Twelve Months: Income Dividends	$ .50	$ .31	$ .31	$ .55

Class A Lipper Rankings*- Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	497	of	504	99
3-Year	161	of	406	40
5-Year	179	of	334	54
10-Year	11	of	90	13

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(a) (Adjusted for Sales Charge)
[] Scudder Flag Investors Value Builder Fund - Class A [] S&P 500 Index++ [] Blended Index+++

Yearly periods ended March 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Flag Investors Value Builder Fund		1-Year	3-Year	5-Year	Life of Class**	Life of Class***	10-Year
Class A(b)	Growth of $10,000	$7,416	$7,923	$9,125	-	-	$21,515
	Average annual total return	-25.84%	-7.47%	-1.81%	-	-	7.96%
Class B(b)	Growth of $10,000	$7,576	$8,070	$9,244	$20,309	-	-
	Average annual total return	-24.24%	-6.90%	-1.56%	8.98%	-	-
Class C(b)	Growth of $10,000	$7,726	$8,136	-	-	$9,103	-
	Average annual total return	-22.74%	-6.64%	-	-	-1.87%	-
S&P Index++	Growth of $10,000	$7,524	$5,907	$8,253	$21,224	$8,255	$22,673
	Average annual total return	-24.76%	-16.09%	-3.77%	9.69%	-3.81%	8.53%
Blended Index+++	Growth of $10,000	$8,833	$8,199	$10,463	$20,582	$10,463	$21,710
	Average annual total return	-11.67%	-6.40%	.91%	9.28%	.92%	8.06%

The growth of $10,000 is cumulative.

Comparative Results
Scudder Flag Investors Value Builder Fund		1-Year	3-Year	5-Year	Life of Class****
Institutional Class	Growth of $250,000	$197,100	$211,575	$244,950	$429,275
	Average annual total return	-21.16%	-5.41%	-.41%	7.57%
S&P Index++	Growth of $250,000	$188,100	$147,675	$206,325	$410,375
	Average annual total return	-24.76%	-16.09%	-3.77%	7.01%
Blended Index+++	Growth of $250,000	$220,825	$204,975	$261,575	$421,750
	Average annual total return	-11.67%	-6.40%	.91%	7.41%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Notes to Performance Summary

* Returns and rankings for Class A and B shares prior to 1996 reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Class commenced operations on January 3, 1995. Index returns begin December 31, 1994.
*** The Class commenced operations on April 8, 1998. Index returns begin March 31, 1998.
****The Class commenced operations on November 2, 1995. Index returns begin October 31, 1995.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C shares reflect an initial sales charge of 1.00%. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1.00%. The difference in expenses will affect performance. Prior to August 19, 2002, the maximum initial sales charge for Class A shares was 5.50% and the maximum contingent deferred sales charge for Class B was 5.00%.
+ Institutional Class shares are not subject to sales charges.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
+++ The Blended Index is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Lehman Brothers Intermediate US Government/Credit Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

A loss of economic momentum began earlier this year in the run-up to the US-led war with Iraq, and recent economic data has been almost uniformly weak.

For years the economy has been struggling to "work off the excesses" of the late-1990s boom - excessive capital investment by firms, deficient savings by households, and inflated stock prices, for example. Now geopolitical uncertainties (such as terrorist strikes, prolonged or spreading war, and disruption of oil supplies), as well as higher oil prices, have been added to the mix. These factors have taken a heavy toll on economic activity. Labor markets have softened, so many people have been out of work. Consumers have feared having less money, and have been spending less. Businesses, afraid that consumers won't buy their goods, have been wary of investing in new equipment and building up inventories. As a result, economic growth has been slow.

When the geopolitical uncertainties diminish, a major weight will likely be lifted from the economy. But that doesn't mean it will bounce back right away. The economy will still have to work off some of the excesses of the late-1990s boom, as described above. And this may restrain a recovery.

Despite these problems, the economy still has two major sources of support. One of them is policy stimulus, such as interest rates and tax cuts. If the economy's weakness persists much longer - and especially if it lingers after the geopolitical uncertainties diminish - the Federal Reserve Board will most likely make additional interest rate cuts. Plus, federal spending hikes and tax cuts are putting more money into the pockets of consumers. This is encouraging consumer spending, which is encouraging business investment.

Another source of support for the economy is strong productivity. Productivity is a measure of business output per person-hour worked. Growth in productivity means businesses produce more goods with the same amount of labor. And that means they can possibly afford to pay workers more or hire more people. And higher wages and better employment opportunities typically encourage people to spend more. This, in turn, encourages businesses to invest in capital, because they know that if they produce more, they will be rewarded by consumers buying their goods.

Economic Guideposts Data as of 3/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Investment Company Capital Corporation

We expect policy stimulus and strong productivity growth to persist. This - along with a decrease in geopolitical uncertainty and lower oil prices, should both occur - would enable the economy to claw its way back to average growth and above in late 2003 and 2004.

We believe equities will surely benefit if geopolitical uncertainty declines and economic activity accelerates, as we expect later this year. However, equities are still not cheap, even after the price declines of the past three years. As a result, we expect equity returns to beat Treasury returns by much less than in recent decades. (However, note that there is a greater level of risk associated with stocks. Unlike Treasuries, the investment return and principal value of stocks will fluctuate.)

Investment Company Capital Corporation

The sources, opinions and forecasts expressed are those of the economic advisors of Investment Company Capital Corporation as of April 7, 2003, and may not actually come to pass.

Portfolio Management Review

Scudder Flag Investors Value Builder Fund:
A Team Approach to Investing

Investment Company Capital Corporation ("ICCC" or the "Advisor") is the Scudder Flag Investors Value Builder Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. ABIM, a registered investment advisor, is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three principals of ABIM.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Hobart C. Buppert II

Vice President and principal of Alex. Brown Investment Management and Manager of the fund.

• Managed the fund since inception (prior to July 31, 1997, he shared that responsibility).

• Joined ABIM as a Vice President in 1980.

• 30 years of investment industry experience.

• Prior experience as portfolio manager at T. Rowe Price Associates and as portfolio manager and research analyst at Equitable Trust Company.

• BA and MBA from Loyola College.

• Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

In the following Portfolio Management Review, Portfolio Manager Hobart Buppert discusses market conditions and Scudder Flag Investors Value Builder Fund's investment strategy during the 12 months ended March 31, 2003.

Q: Will you comment on the tumultuous market environment of the last year?

A: At the start of the period - April 1, 2002 - the market continued to feel the effects of the extended downturn that began in March 2000. While people anticipated rough sledding for the remainder of 2002, there was, perhaps, some optimism with regard to the outlook for 2003. A year later - with the US in the aftermath of war and consumer confidence struggling - it appears that the economy is not bouncing back as strongly as most expected in early 2003 but instead is experiencing a slower and more muted recovery that may not provide relief until the latter half of 2003.

Clearly, the consumers' resilience has kept the economy alive. However, it is doubtful that this group can do much more to lead the economic recovery, despite the additional disposable income created by the recent wave of mortgage refinancing at extraordinarily low interest rates. Throughout the period, businesses have kept a tight rein on spending, and while this prudence helped somewhat, corporate profits continued to be squeezed. Tax incentives may be necessary to revive corporate capital spending in order to stimulate the economy.

Over the past year, investor sentiment and liquidity issues resulted in significant net selling within the equity market and within equity mutual funds. To respond to the redemption requests, many mutual fund managers have sold stocks they might otherwise have held on to. This activity has generated further pressure on the broad market. To give shareholders some additional perspective, in the 12 months ended March 31, 2003, investors moved more than $92.3 billion out of stock mutual funds, according to the Investment Company Institute - a mutual fund trade organization. Most of this money has gone into fixed-income and money market funds.

This liquidation phase is normal, and it appears to have removed many of the excesses that existed in stock valuations going back to early 2000. And, while the sell-off has caused pressure on the stock market and investor psychology, it has created unusually good opportunities for us to strengthen the fund's portfolio of investments. We have found individual stocks of solid companies at what appear to be "bargain-basement" prices, and have created a portfolio that we believe has the potential to achieve above-average returns for investors over the next several years.

As investors looked for a greater degree of safety, they targeted US government and high-grade corporate securities, pushing interest rates on these instruments down to the lowest levels in 40 years. In our opinion, it is particularly interesting that money has been moving from areas with the greatest potential value (stocks) to areas with the least attractive potential value (high-quality bonds). We make this statement based on today's discounted stock valuations and their longer-term growth potential vs. the historically low yields available currently in high-grade bonds. For example, a 10-year US Treasury note yielding 4% provides the equivalent of a 25 price-to-earnings multiple (P/E)1, compared with a P/E ratio of 15 times this year's estimated operating earnings for the Standard & Poor's 500 index (S&P 500)2. This discount makes us excited about the prospects for equities over the long term.

1 The price-to-earnings ratio, or P/E, is a company's stock price divided by its estimated earnings for the next four quarters. The forward-looking P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's future earnings potential.

2 The Standard & Poor's 500 index is an unmanaged group of large-cap stocks generally representative of the US stock market. The return of the index includes the reinvestment of all distributions. It is not possible to invest directly in an index. The index returned -24.76% for the 1-year, -16.09% for the 3-year, -3.77% for the 5-year and 8.53% for the 10-year periods ended March 31, 2003.

Q: How did Scudder Flag Investors Value Builder Fund perform?

A: The fund, like the broad market, lost ground for the 12 months ended March 31, 2003. Class A shares (unadjusted for sales charges) posted a total return of -21.32%, declining less than the S&P 500, the fund's equity market benchmark, which fell 24.76% for the same period. The fund has also outperformed the S&P 500 for the 3-year, 5-year and 10-year periods ended March 31, 2003.

We also track the performance of a blended index that, like the fund, contains both stocks and bonds. This blended index lost 11.67% over the last 12 months. To calculate those returns, we use the performance of three unmanaged indices: 60% S&P 500, 35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch 3-Month T-bill Index.3 On a longer-term basis, the fund has fared much better and has outperformed the blended index for the 3- and 10-year periods ended March 31, 2003.

3 The Lehman Brothers Intermediate US Government/Credit Index is a general measure of performance in the intermediate-term government and corporate bond sector. The Merrill Lynch 3-month T-bill Index is a general measure of the three-month Treasury market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. These indices are not available for direct investment. The index returned -11.67% for the 1-year, -6.40% for the 3-year, 0.91% for the 5-year and 8.06% for the 10-year periods ended March 31, 2003.

Q: Please comment on the factors behind the fund's performance.

A: We attribute our underperformance to the blended benchmark to two factors:

1. The fund's long-term bias toward equities hurt performance during the period. Relative to the blended benchmark, the fund had more equity exposure, less cash and did not have any exposure to US government bonds - the area that posted the strongest gains over the last 12 months. While this mix of assets was a disadvantage for this period, over the long term, and in most other market environments, it has been extremely beneficial for fund returns.

2. While most stocks in the market declined this year, a handful of stocks in the portfolio declined more than the broad market (S&P 500).

Q: Will you remind us how you choose stocks for the fund?

A: We choose stocks - typically two-thirds of fund assets - through a "flexible-value" equity investment philosophy. Rather than focusing on trends in the economy and financial markets, we analyze individual companies. While we look for companies that we believe are undervalued, we don't restrict our stock picks to those with predefined price-to-earnings ratios or any other formula approach that would reduce the investment universe. We believe that all stocks - whether they are labeled growth or value - can become undervalued at some point based on market sentiment. We make our decisions based on bottom-up fundamental research, looking for well-positioned companies with shareholder-oriented management. We then buy stocks of those that are trading at what we believe to be attractive prices and have the best potential for long-term growth. We believe the fund's long-term approach enables it to take advantage of short-term market uncertainty, such as we've endured this year. And we believe the extended market downturn has presented a tremendous opportunity for us to upgrade the prospects of the portfolio with stocks that are trading at what we believe to be unwarranted discounts.

We consider ourselves to be "buy and hold" investors, which means we tend to hold on to stocks for one to three years or longer if the company continues to meet our expectations. We'll sell a stock when its earnings growth appears less promising, when its price fully reflects its growth potential or when we believe other investments offer better opportunities.

Q: Will you discuss the fund's asset allocation and your process for selecting bonds?

A: Typically, we invest about one-third of the portfolio in corporate bonds, while the other two-thirds is invested in stocks. This has worked well over time, albeit not in the past year.

We consider the bonds in the portfolio as a way to help mitigate risk vs. an all-equity portfolio, and also as a way to potentially generate strong returns and dependable income for shareholders. The fund invests primarily in corporate bonds of investment-grade and medium-grade quality. Issues are selected based on our equity research of the companies offering the debt. To reduce maturity risk, we focus on intermediate-term issues.

For the full reporting period, the fund's lack of US government bonds and its high-yield corporate bonds hurt relative performance as investors continued to seek the highest-quality bonds as a safe harbor during these times of economic uncertainty. However, in the last three months of the period, we saw a resurgence in corporate and high-yield bonds, which we believe will continue. Overall, the bonds held in the fund did what they were designed to do - they cushioned the impact of declines in the equity portfolio.

Q: Which stocks added to fund performance?

A: In discussing the performance of individual stocks, it's important to remember that the past year was a difficult one for nearly all stocks. The S&P 500 declined by just under 25%. In a period such as this, any stock that gained ground performed exceptionally well in our opinion.

1. Countrywide Financial Corporation. This consumer finance stock posted positive returns for the year as the company benefited from record levels of mortgage refinancing due to interest rates hovering at near-record lows. Unlike many of its competitors such as banks, Countrywide's primary focus is on the financing and servicing of mortgages. We anticipate that its high level of earnings growth may slow as the pace of mortgage refinancing decelerates with stable-to-rising interest rates. Therefore, while we think future prospects for this stock are strong, we've reduced the fund's position somewhat to lock in profits.

2. Wellpoint Health Networks. Wellpoint - the fund's third largest holding - is another stock that posted positive returns for the year. Throughout the bear market, this health care provider has rewarded shareholders while the broad market declined. Investors have bid up this stock based on the company's favorable pricing power and its success in implementing price increases that outpace increases in its operational costs. In an environment in which many companies are adjusting their earnings estimates downward, Wellpoint has consistently met or exceeded earnings estimates.

3. American Financial Realty Trust. We initiated a position in this real estate investment trust (REIT) in September, and since then, it has posted strong gains as management has executed its business plan. It is now the fund's second-largest holding. American Financial, which was offered to us at an attractive price in a Rule 144a offering - one not readily available on the open stock market - has created a strong niche in the quickly consolidating banking industry. The REIT partners with banks in need of freeing up assets by disposing of their branch office buildings and excess real estate. It acquires the real estate and finds banks or other businesses to lease the property. We like the stock's total-return potential, as it pays an attractive dividend (nearly 10% as of March 31, 2003) and has above-average growth prospects. The company has filed with the SEC and expects to become a publicly traded stock within the next few months, which will provide a higher level of availability and liquidity for investors.

Q: What hurt performance?

A: While many stocks fell with the broad market this period, some struggled more than others. The two with the largest impact on fund returns were Concord EFS and Cendant.

1. Concord EFS. This company is an electronic transaction processor. It facilitates credit and debit transactions at automated teller machines, grocery stores, gas stations and other retailers. After terrific performance during the technology rally of the late 1990s, Concord suffered deep declines this year. However, First Data Corp., another of the fund's holdings, recently announced plans to acquire Concord at a price of $14, which is significantly above Concord's $9.40 closing share price as of March 31, 2003. We believe the combination makes sense and anticipate that if First Data is successful with its acquisition, the fund will benefit.

2. Cendant. Cendant, the fund's largest holding, declined during the period despite the fact that its underlying businesses have continued to generate strong cash flows, delivered on earnings and have not required any material cash investments by their parent company. Cendant is a large conglomerate with assets in real estate brokerage (Century 21 and Coldwell Banker), car rental agencies (Avis and Budget), hotel franchises (Ramada and Days Inn) and other areas that service the travel industry. The stock was hurt as investors shunned it believing that travel-related businesses would struggle in a post-September 11, 2001 world and in a poor economic environment. We believe that investors have overestimated this impact, especially considering that Cendant receives steady fee revenue from its hotel chains that it franchises rather than owns. The stock is now trading at an extreme discount that we feel is unsustainably low given Cendant's good fundamentals and strong business lines.

Q: What is your outlook for the markets and the fund in general?

A: We are much more optimistic in our outlook for the market and the fund than we have been in quite some time. The S&P 500 will undoubtedly face more challenges, but we believe with the war ending and economic growth (albeit slow) in place, investors will begin to return to investing in stocks and stock mutual funds. Unfortunately, a bell does not ring to signal the end of a bear market or to point out an undeniable buying opportunity in stocks. We hope that over the course of the year, investors will gain optimism as they see improving economic indicators and possibly increased demand brought on by the low-interest-rate environment coupled with, perhaps, the passage of an economic stimulus package. As investor psychology improves, the money that has left the equity markets should eventually make its way back and begin to lift stock prices higher again. As mentioned previously, the P/E multiples of the broad market vs. current interest rates indicate that much better valuations exist in equities today. Furthermore, the fund's current portfolio sells at a discount to the S&P 500 despite having superior expected earnings growth and returns on equity. As we are long-term investors, this significant discount makes us excited about the prospects for stocks and the fund.

Q: Are there any additional comments that you would like to make?

A: We would like to thank you for your continued investment in and support of Scudder Flag Investors Value Builder Fund throughout this difficult market environment. We will continue to manage this fund using our "flexible-value" philosophy to investing, which has provided a strong long-term track record for the fund. Based on the better-than-average valuations of the portfolio's companies, we are very confident in the investment potential for long-term investors in the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2003

Asset Allocation	3/31/03	3/31/02

Common Stocks	68%	69%
Corporate Bonds	25%	26%
Convertible Preferred Stocks	5%	3%
Foreign Bonds - US$ Denominated	1%	-
Convertible Corporate Bonds	-	1%
Repurchase Agreement	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/03	3/31/02

Financials	25%	26%
Consumer Discretionary	24%	18%
Industrials	22%	30%
Health Care	11%	7%
Telecommunication Services	5%	3%
Utilities	5%	2%
Information Technology	4%	6%
Consumer Staples	3%	3%
Energy	-	1%
Other	1%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2003 (36.2% of Portfolio)
1. Cendant Corp. Provider of consumer and business services globally	5.1%
2. American Financial Realty Trust Operator of a real estate trust	4.6%
3. Wellpoint Health Networks, Inc. Provider of health care services	4.2%
4. Blyth, Inc. Designer, manufacturer, marketer and distributor of home goods	3.9%
5. Cardinal Health, Inc. Distributor of pharmaceutical-related products and services	3.4%
6. Citigroup, Inc. Provider of diversified financial services	3.3%
7. Allied Waste Industries, Inc. Provider of waste management services	3.2%
8. SEI Investments Co. Provider of financial services	3.0%
9. XL Capital Ltd. Provider of insurance services	3.0%
10. Clear Channel Communications, Inc. Provider of radio broadcasting, outdoor advertising and live entertainment	2.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 22. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2003

	Shares	Value ($)

Common Stocks 67.9%
Consumer Discretionary 11.8%
Household Durables 4.2%
Blyth, Inc.	773,700	19,675,191
Champion Enterprises, Inc.*	771,900	1,420,296
		21,095,487
Media 6.3%
AOL Time Warner, Inc.*	1,078,800	11,715,768
Clear Channel Communications, Inc.*	379,986	12,889,125
LodgeNet Entertainment Corp.* (b)	873,600	7,425,600
		32,030,493
Multiline Retail 0.2%
BJ's Wholesale Club, Inc.*	74,900	846,370
Specialty Retail 0.8%
TJX Companies, Inc.	243,100	4,278,560
Textiles, Apparel & Luxury Goods 0.3%
Unifi, Inc.*	350,900	1,687,829
Consumer Staples 2.1%
Food & Drug Retailing 0.5%
Safeway, Inc.*	134,000	2,536,620
Tobacco 1.6%
Altria Group, Inc.	280,500	8,403,780
Financials 21.4%
Banks 1.7%
Bank of America Corp.	132,500	8,856,300
Diversified Financials 10.9%
AmeriCredit Corp.*	562,900	1,857,570
Capital One Finance Corp.	120,900	3,628,209
Citigroup, Inc.	480,800	16,563,560
Countrywide Financial Corp.	83,700	4,812,750
Freddie Mac	141,400	7,508,340
MBNA Corp.	370,770	5,580,089
SEI Investments Co.	590,700	15,476,340
		55,426,858
Insurance 4.2%
MBIA, Inc.	149,450	5,774,748
XL Capital Ltd. "A"	217,700	15,408,806
		21,183,554
Real Estate 4.6%
American Financial Realty Trust (REIT)	2,000,000	23,250,000
Health Care 10.9%
Health Care Equipment & Supplies 0.7%
Baxter International, Inc.	180,900	3,371,976
Health Care Providers & Services 8.1%
Cardinal Health, Inc.	305,750	17,418,578
Oxford Health Plans*	69,700	2,116,092
Wellpoint Health Networks, Inc.*	279,400	21,443,950
		40,978,620
Pharmaceuticals 2.1%
Johnson & Johnson	186,000	10,763,820
Industrials 16.3%
Commercial Services & Supplies 13.3%
Allied Waste Industries, Inc.*	2,055,800	16,425,842
Cendant Corp.*	2,050,236	26,037,997
Concord EFS, Inc.*	992,100	9,325,740
Convergys Corp.*	233,000	3,075,600
First Data Corp.	306,300	11,336,163
Sabre Holdings Corp.*	83,700	1,331,667
		67,533,009
Industrial Conglomerates 2.2%
Tyco International Ltd.	885,400	11,386,244
Machinery 0.8%
SPX Corp.*	124,100	4,239,256
Information Technology 1.5%
Computers & Peripherals
International Business Machines Corp.	98,000	7,686,140
Telecommunication Services 0.9%
Diversified Telecommunication Services
Qwest Communications International, Inc.*	1,267,600	4,423,924
Utilities 3.0%
Gas Utilities 2.9%
Kinder Morgan Management LLC*	391,410	12,662,114
Kinder Morgan, Inc.	50,191	2,258,595
		14,920,709
Multi-Utilities & Unregulated Power 0.1%
Calpine Corp.*	186,000	613,800
Total Common Stocks (Cost $292,945,407)		345,513,349

Preferred Stocks 0.0%
Financials 0.0%
Insurance
Conseco Finance Trust, Series V (Cost $5,000,000)	200,000	20,000

Convertible Preferred Stocks 4.7%
Consumer Discretionary 3.0%
Hotel Restaurants & Leisure 2.0%
US Restaurant Properties, Inc., Series A	495,200	10,102,080
Media 1.0%
Sinclair Broadcast Group, Series D	145,000	5,256,250
Financials 1.7%
Diversified Financials
Central Park Finance Trust	544,000	8,228,000
Fleetwood Capital Trust II	13,059	192,620
		8,420,620
Total Convertible Preferred Stocks (Cost $26,105,947)		23,778,950

	Principal Amount ($)	Value ($)

Corporate Bonds 25.4%
Consumer Discretionary 8.4%
Amazon.com, Inc., Step-up Coupon, 0% to 5/1/2003, 10.0% to 5/1/2008	4,230,000	4,341,038
AOL Time Warner, Inc., 6.875%, 5/1/2012	1,000,000	1,065,322
Blyth, Inc., 7.9%, 10/1/2009	4,500,000	4,912,236
Clear Channel Communication, 6.0%, 11/1/2006	5,200,000	5,574,650
HMH Properties, Inc.:
7.875%, 8/1/2005	4,900,000	4,802,000
8.45%, 12/1/2008	1,000,000	965,000
Knight-Ridder, Inc., 6.625%, 11/1/2007	3,000,000	3,381,105
LodgeNet Entertainment Corp., 10.25%, 12/15/2006 (b)	6,450,000	6,224,250
Marriott International, 7.875%, 9/15/2009	5,700,000	6,542,306
Tandy Corp., 6.95%, 9/1/2007	3,000,000	3,336,558
Tenneco Automotive, Inc., 11.625%, 10/15/2009	2,000,000	1,525,000
		42,669,465
Consumer Staples 0.2%
Avon Products, Inc., 6.55%, 8/1/2007	1,000,000	1,126,146
Energy 0.5%
Kinder Morgan Energy Partners LP, 7.125%, 3/15/2012	2,000,000	2,292,698
Financials 2.1%
Conseco, Inc.:
6.8%, 6/15/2005*	5,100,000	841,500
10.75%, 6/15/2009*	8,840,000	2,342,600
Jefferies Group, Inc., Series B, 7.5%, 8/15/2007	4,000,000	4,438,024
JP Morgan & Co, Inc., 6.875%, 1/15/2007	2,000,000	2,232,410
Stillwell Financial, 7.0%, 11/1/2006	1,000,000	1,034,531
		10,889,065
Health Care 0.2%
Wellpoint Health Networks, Inc., 6.375%, 6/15/2006	1,000,000	1,103,951
Industrials 5.3%
Allied Waste North America, Inc., Series B, 10.0%, 8/1/2009	8,000,000	8,300,000
Cendant Corp., 6.875%, 8/15/2006	5,475,000	5,766,270
Lilly Industries, Inc., 7.75%, 12/1/2007	1,000,000	1,142,372
Lockheed Martin Corp., 7.25%, 5/15/2006	1,000,000	1,131,840
McDonnell Douglas Corp., 6.875%, 11/1/2006	2,000,000	2,179,734
Norfolk Southern Corp., 7.35%, 5/15/2007	1,500,000	1,713,821
Tyco International Ltd., 8.2%, 10/15/2008	3,815,000	3,776,850
Union Carbide Corp., 6.7%, 4/1/2009	3,000,000	3,018,852
		27,029,739
Information Technology 2.6%
Millipore Corp., 7.5%, 4/1/2007	9,050,000	9,554,997
Sun Microsystems, Inc.:
7.5%, 8/15/2006	2,000,000	2,162,278
7.65%, 8/15/2009	1,000,000	1,094,756
Xerox Corp., 7.15%, 8/1/2004	500,000	496,250
		13,308,281
Telecommunication Services 4.3%
American Tower Corp., 9.375%, 2/1/2009	3,000,000	2,700,000
Crown Castle International Corp., 9.0%, 5/15/2011	6,000,000	5,190,000
Qwest Services Corp., 13.0%, 12/15/2007	7,840,000	8,251,600
Verizon Communications, 6.46%, 4/15/2008	5,000,000	5,606,210
		21,747,810
Utilities 1.8%
CalEnergy Co., Inc.:
7.23%, 9/15/2005	2,975,000	3,267,243
7.63%, 10/15/2007	5,000,000	5,714,225
		8,981,468
Total Corporate Bonds (Cost $129,229,328)		129,148,623

Foreign Bonds - US$ Denominated 1.3%
Tyco International Group SA:
6.375%, 2/15/2006	3,000,000	2,925,000
6.375%, 10/15/2011	1,000,000	935,000
6.75%, 2/15/2011	3,000,000	2,865,000
Total Foreign Bonds - US$ Denominated (Cost $5,748,287)		6,725,000

Repurchase Agreement 0.7%
Goldman Sachs & Co., 1.25%, dated 3/31/2003, to be repurchased at $3,746,130 on 4/1/2003 (c) (Cost $3,746,000)	3,746,000	3,746,000
Total Investment Portfolio - 100.0% (Cost $462,774,969) (a)		508,931,922

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $461,951,738. At March 31, 2003, net unrealized appreciation for all securities based on tax cost was $46,980,184. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $124,157,871 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $77,177,687.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Repurchase agreements are fully collateralized by US Treasury and Government agency securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003
Assets
Investments in securities, at value: Unaffiliated issuers (cost $447,743,628)	$ 495,282,072
Affiliated issuers (cost $15,031,341)	13,649,850
Total investments in securities, at value (cost $462,774,969)	508,931,922
Cash	26,449,569
Receivable for investments sold	2,741,842
Dividends receivable	1,070,522
Interest receivable	2,980,968
Receivable for Fund shares sold	393,034
Other assets	36,406
Total assets	542,604,263
Liabilities
Payable for Fund shares redeemed	29,611,274
Accrued advisory fee	349,977
Other accrued expenses and payables	290,654
Total liabilities	30,251,905
Net assets, at value	$ 512,352,358
Net Assets
Net assets consist of: Undistributed net investment income	1,643,279
Net unrealized appreciation (depreciation) on investments	46,156,953
Accumulated net realized gain (loss)	(49,272,019)
Paid-in capital	513,824,145
Net assets, at value	$ 512,352,358

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($337,971,111 / 20,173,542 shares of capital stock outstanding, $.001 par value, 50,000,000 shares authorized)	$ 16.75
Maximum offering price per share (100 / 94.25 of $16.75)	$ 17.77
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($59,968,559 / 3,580,434 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 16.75
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($23,146,131 / 1,380,990 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 16.76
Maximum offering price per share (100 / 99.00 of $16.76)	$ 16.93
Institutional Class Net Asset Value, offering and redemption price per share ($91,266,557 / 5,397,078 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 16.91

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2003
Investment Income
Income: Dividends	$ 6,981,309
Interest - Unaffiliated issuers	15,556,070
Interest - Affiliated issuers	278,544
Total Income	22,815,923
Expenses: Investment advisory fee	4,913,817
Transfer agent fees	323,325
Custody fees	52,717
Distribution and shareholder servicing fees	2,207,993
Auditing	32,164
Accounting fees	163,378
Legal	46,368
Directors' fees and expenses	28,327
Reports to shareholders	15,955
Registration fees	44,853
Other	15,125
Total expenses	7,844,022
Net investment income (loss)	14,971,901
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - Unaffiliated issuers	5,629,582
Investments - Affiliated issuers	4,028
5,633,610
Net unrealized appreciation (depreciation) during the period on investments	(196,841,919)
Net gain (loss) on investment transactions	(191,208,309)
Net increase (decrease) in net assets resulting from operations	$ (176,236,408)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income (loss)	$ 14,971,901	$ 15,762,830
Net realized gain (loss) on investment transactions	5,633,610	(57,391,738)
Net unrealized appreciation (depreciation) on investment transactions during the period	(196,841,919)	58,920,608
Net increase (decrease) in net assets resulting from operations	(176,236,408)	17,291,700
Distributions to shareholders from: Net investment income: Class A	(11,641,525)	(9,243,266)
Class B	(1,387,285)	(1,080,202)
Class C	(502,137)	(337,255)
Institutional Class	(3,360,362)	(3,220,868)
Net realized gains: Class A	-	(1,404,168)
Class B	-	(283,493)
Class C	-	(91,914)
Institutional Class	-	(414,914)
Fund share transactions: Proceeds from shares sold	74,678,687	136,487,120
Reinvestment of distributions	14,454,861	12,156,616
Cost of shares redeemed	(246,997,904)	(155,985,641)
Net increase (decrease) in net assets from Fund share transactions	(157,864,356)	(7,341,905)
Increase (decrease) in net assets	(350,992,073)	(6,126,285)
Net assets at beginning of period	863,344,431	869,470,716
Net assets at end of period (including undistributed net investment income of $1,643,279 and $3,763,625, respectively)	$ 512,352,358	$ 863,344,431

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended March 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 21.87	$ 21.78	$ 23.27	$ 24.15	$ 22.09
Income (loss) from investment operations: Net investment income (loss)	.44[a]	.41	.49	.49	.56
Net realized and unrealized gain (loss) on investment transactions	(5.06)	.10	.50	(.20)	2.40
Total from investment operations	(4.62)	.51	.99	.29	2.96
Less distributions from: Net investment income	(.50)	(.36)	(.73)	(.73)	(.57)
Net realized gains on investment transactions	-	(.06)	(1.75)	(.44)	(.33)
Total distributions	(.50)	(.42)	(2.48)	(1.17)	(.90)
Net asset value, end of period	$ 16.75	$ 21.87	$ 21.78	$ 23.27	$ 24.15
Total Return (%)[b]	(21.27)	2.37	4.36	1.11	13.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	338	553	550	623	650
Ratio of expenses (%)	1.11	1.09	1.11	1.09	1.12
Ratio of net investment income (loss) (%)	2.38	1.86	2.13	2.06	2.64
Portfolio turnover rate (%)	12	12	8	26	10
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class B
Years Ended March 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 21.80	$ 21.71	$ 23.22	$ 24.11	$ 22.08
Income (loss) from investment operations: Net investment income (loss)	.29[a]	.25	.31	.31	.41
Net realized and unrealized gain (loss) on investment transactions	(5.03)	.10	.50	(.20)	2.38
Total from investment operations	(4.74)	.35	.81	.11	2.79
Less distributions from: Net investment income	(.31)	(.20)	(.57)	(.56)	(.43)
Net realized gains on investment transactions	-	(.06)	(1.75)	(.44)	(.33)
Total distributions	(.31)	(.26)	(2.32)	(1.00)	(.76)
Net asset value, end of period	$ 16.75	$ 21.80	$ 21.71	$ 23.22	$ 24.11
Total Return (%)[b]	(21.84)	1.63	3.54	.36	13.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	116	110	121	111
Ratio of expenses (%)	1.87	1.84	1.86	1.84	1.87
Ratio of net investment income (loss) (%)	1.62	1.11	1.38	1.30	1.90
Portfolio turnover rate (%)	12	12	8	26	10
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class C
Years Ended March 31,	2003	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.82	$ 21.73	$ 23.22	$ 24.12	$ 22.31
Income (loss) from investment operations: Net investment income (loss)	.30[b]	.26	.32	.31	.39
Net realized and unrealized gain (loss) on investment transactions	(5.05)	.09	.51	(.21)	2.10
Total from investment operations	(4.75)	.35	.83	.10	2.49
Less distributions from: Net investment income	(.31)	(.20)	(.57)	(.56)	(.35)
Net realized gains on investment transactions	-	(.06)	(1.75)	(.44)	(.33)
Total distributions	(.31)	(.26)	(2.32)	(1.00)	(.68)
Net asset value, end of period	$ 16.76	$ 21.82	$ 21.73	$ 23.22	$ 24.12
Total Return (%)[c]	(21.87)	1.63	3.63	.31	11.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	40	32	34	17
Ratio of expenses (%)	1.87	1.84	1.86	1.85	1.91*
Ratio of net investment income (loss) (%)	1.62	1.11	1.38	1.34	2.05*
Portfolio turnover rate (%)	12	12	8	26	10
[a] For the period April 8,1998 (commencement of sales of Class C shares) to March 31, 1999.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized

Institutional Class
Years Ended March 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 22.08	$ 21.98	$ 23.45	$ 24.36	$ 22.26
Income (loss) from investment operations: Net investment income (loss)	.48[a]	.48	.54	.55	.63
Net realized and unrealized gain (loss) on investment transactions	(5.10)	.09	.52	(.21)	2.41
Total from investment operations	(4.62)	.57	1.06	.34	3.04
Less distributions from: Net investment income	(.55)	(.41)	(.78)	(.81)	(.61)
Net realized gains on investment transactions	-	(.06)	(1.75)	(.44)	(.33)
Total distributions	(.55)	(.47)	(2.53)	(1.25)	(.94)
Net asset value, end of period	$ 16.91	$ 22.08	$ 21.98	$ 23.45	$ 24.36
Total Return (%)	(21.07)	2.63	4.60	1.36	14.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	91	155	177	161	145
Ratio of expenses (%)	.86	.84	.86	.84	.87
Ratio of net investment income (loss) (%)	2.63	2.11	2.38	2.32	2.88
Portfolio turnover rate (%)	12	12	8	26	10
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Significant Accounting Policies

Flag Investors Value Builder Fund, Inc. ("Scudder Flag Investors Value Builder Fund" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $47,592,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2010 ($13,472,000) and March 31, 2011 ($34,120,000), the expiration dates, whichever occurs first.

In addition, from November 1, 2002 through March 31, 2003, the Fund incurred approximately $2,503,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 1,779,304
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (47,592,000)
Unrealized appreciation (depreciation) on investments	$ 46,980,184

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Year Ended March 31,	2003	2002
Distributions from ordinary income	$ 16,891,309	$ 13,881,591
Distributions from long-term capital gains	$ -	$ 2,194,489

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended March 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $80,069,667 and $241,024,337, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended March 31, 2003, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund.

Effective December 16, 2002, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, as of April 1, 2003, SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Advisor, is the Fund's custodian (see Note F).

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of up to 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors, Inc. ("ICCD") was the distributor to the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended March 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2003
Class A	$ 1,072,453	$ 60,138
Class B	625,983	52,078
Class C	225,672	19,496
	$ 1,924,108	$ 131,712

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2003	Effective Rate
Class B	$ 208,661	$ 17,359.25%
Class C	75,224	6,499.25%
	$ 283,885	$ 23,858

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Prior to August 19, 2002, ICCD was the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2003 aggregated $22,385. There were no underwriting commissions paid in connection with the distributions of Class C shares for the year ended March 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2003, the CDSC for Class B and C shares aggregated $165,101 and $2,188, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the year ended March 31, 2003, SDI received $1,776.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Transactions In Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended March 31, 2003 with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	Purchase Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend/ Interest Income ($)	Value ($)
LodgeNet Entertainment Corp.	7,323,600	1,341,250	69,800	4,028	534,181	13,649,850

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2003		Year Ended March 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,074,787	$ 56,561,502	3,500,742	$ 78,116,886
Class B	342,520	6,556,088	1,285,222	28,510,305
Class C	81,566	1,560,369	508,863	11,331,917
Institutional Class	510,832	10,000,728	821,642	18,528,012
		$ 74,678,687		$ 136,487,120
Shares issued to shareholders in reinvestment of distributions
Class A	551,537	$ 10,015,441	374,838	$ 8,103,252
Class B	66,064	1,201,777	44,879	966,243
Class C	24,574	446,419	14,352	309,099
Institutional Class	151,859	2,791,224	127,266	2,778,022
		$ 14,454,861		$ 12,156,616
Shares redeemed
Class A	(8,744,596)	$ (157,146,506)	(3,850,926)	$ (84,827,624)
Class B	(2,143,761)	(38,676,331)	(1,075,193)	(23,542,207)
Class C	(547,776)	(9,864,817)	(194,504)	(4,218,962)
Institutional Class	(2,264,432)	(41,310,250)	(1,995,436)	(43,396,848)
		$ (246,997,904)		$ (155,985,641)
Net increase (decrease)
Class A	(5,118,272)	$ (90,569,563)	24,654	$ 1,392,514
Class B	(1,735,177)	(30,918,466)	254,908	5,934,341
Class C	(441,636)	(7,858,029)	328,711	7,422,054
Institutional Class	(1,601,741)	(28,518,298)	(1,046,528)	(22,090,814)
		$ (157,864,356)		$ (7,341,905)

F. Other Information

On January 31, 2003, Deutsche Bank AG completed the sale of its Global Securities Service business to State Street Bank, Inc. The sale included US custody, securities lending and other processing services located in Europe, Asia and the Americas. The Board of Directors of the Fund approved changing the Fund's custodian to State Street Bank and Trust Company ("State Street") at Board meetings held on February 24, 2003 and March 27, 2003. Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Fund's Advisor, currently serves as the custodian to the Fund. The Fund's assets will be transitioned to State Street at a later time.

Report of Independent Accountants

To the Board of Directors and Shareholders of Flag Investors Value Builder Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Value Builder Fund, Inc. (the "Fund") at March 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 20, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

For corporate shareholders, 26% of the income dividends paid during the Fund's fiscal year ended March 31, 2003 qualified for the dividends received deduction.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Flag Investors Value Builder Fund (the "fund") was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Directors of the fund to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained:

	Number of Votes:
	For	Withheld
Richard R. Burt	30,815,843	558,646
S. Leland Dill	30,811,970	562,519
Martin J. Gruber	30,813,833	560,655
Richard T. Hale	30,813,367	561,122
Joseph R. Hardiman	30,815,843	558,646
Richard J. Herring	30,813,833	560,655
Graham E. Jones	30,812,955	561,533
Rebecca W. Rimel	30,815,843	558,646
Philip Saunders, Jr.	30,812,955	561,534
William N. Searcy	30,813,833	560,656
Robert H. Wadsworth	30,815,843	558,646

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the fund and Deutsche Asset Management, Inc. ("DeAM, Inc.") to be implemented within two years of the date of the Special Meeting upon approval of the members of the fund's Board of Directors who are not "interested persons."

Affirmative	Against	Abstain
30,597,116	252,554	524,819

3. To approve a new sub-advisory agreement (a "New Sub-Advisory Agreement") among the fund, Deutsche Asset Management, Inc. ("DeAM, Inc.") and Alex. Brown Investment Management ("ABIM") (the "Sub-Advisor") to be implemented within two years of the date of the Special Meeting upon approval of the members of the fund's Board of Directors who are not "interested persons."

Affirmative	Against	Abstain
30,611,717	230,516	532,256

Directors and Officers

Non-Interested Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 1999	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[2] (April 1996 to present); Member of the Board, Hollinger International, Inc.[2] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[2] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[2] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[2] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000).	67
Joseph R. Hardiman 5/27/37 Director since 1998	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[2] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[2] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000) and Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Director since 1997	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Director since 2002	Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66
Robert H. Wadsworth 1/29/40 Director since 1999	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[3] 7/17/45 Chairman since 2002 and Director since 1992	Managing Director, Deutsche Investment Management Americas Inc. (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
200

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[3] 7/17/45 President since 2003	See information presented under Interested Director.
Kenneth Murphy[4] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); Formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992).

Charles A. Rizzo[4] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 2002	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Mr. Hale is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
4 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Notes

Notes

Notes

Notes

Notes